 As filed with the Securities and Exchange Commission on September 29, 1995

                                                 Registration No. 33-


                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM S-8
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  DPL INC.
          (Exact name of registrant as specified in its charter)

                Ohio                                      31-1163136
      (State of Incorporation)              (IRS Employer Identification No.)
   Courthouse Plaza SW, Dayton, Ohio                        45402
(Address of principal executive office)                   (Zip Code)

                      THE DAYTON POWER AND LIGHT COMPANY
              SAVINGS PLAN FOR COLLECTIVE BARGAINING EMPLOYEES
                           (Full title of the plan)


                         Stephen F. Koziar, Jr., Esq.
                                   DPL Inc.
                             Courthouse Plaza SW
                              Dayton, Ohio 45402
                    (Name and address of agent for service)
                               (513) 224-6000
        (Telephone number, including area code, of agent for service)


                                  Copies to:
                           Richard J. Chernesky, Esq.
                           Chernesky, Heyman & Kress
                           1100 Courthouse Plaza SW
                              Dayton, Ohio 45402

                       Calculation of Registration Fee
------------------------------------------------------------------------------
                                   Proposed      Proposed
       Title of       Amount to     maximum       maximum       Amount of
      securities         be         offering     aggregate     registration
        to be         registered   price per     offering          fee
      registered                   share (1)     price (1)
------------------------------------------------------------------------------
   Common Shares,      350,000
 $.01 par value (2)     Shares       $22.6875    $7,940,625      $2,738.15
------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) and based on the average of the reported high and low sale prices of DPL Inc. Common Shares on the New York Stock Exchange on September 27, 1995.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
------------------------------------------------------------------------------
  As permitted by Rule 429 under the Securities Act of 1933, the prospectus related to this Registration Statement also covers securities registered under Registration Statement No. 33-53964 on Form S-8.

 The contents of the Registration Statement on Form S-8 File Number 33-53964, filed on October 30, 1992, are incorporated herein by reference.

                                 SIGNATURES

          The Registrant.     Pursuant to the requirements of the Securities
    Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on September 26, 1995.

                                      DPL INC.

                                      By /s/ Peter H. Forster
                                             -----------------------
                                             Peter H. Forster
                                             Chairman, President and
                                             Chief Executive Officer

                            POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints P.H. Forster, A.M. Hill and T.M. Jenkins and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a Director and/or Officer of DPL Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                      Date

   /s/ Tom Danis
   ---------------                Director             September 26, 1995
    (T. J. Danis)


   ----------------               Director
   (J. F. Dicke, II)

     Signatures                    Title                     Date


   /s/ P. H. Forster
   -----------------        Chairman, Director         September 26, 1995
    (P. H. Forster)         and President (principal
                            executive officer)


   -----------------              Director
      (E. Green)


   -----------------              Director
     (J. G. Haley)


   /s/ A. M. Hill
   -----------------              Director             September 26, 1995
     (A. M. Hill)


   -----------------              Director
  (W A. Hillenbrand)


   /s/ D. R. Holmes
   -----------------              Director             September 26, 1995
    (D. R. Holmes)


   /s/ T. M. Jenkins
   -----------------        Group Vice President       September 26, 1995
    (T. M. Jenkins)         and Treasurer (principal
                            financial and accounting
                            officer)

   /s/ B. R. Roberts
   -----------------               Director            September 26, 1995
    (B. R. Roberts)

              The Plan. Pursuant to the requirements of the Securities Act of 1933, The Dayton Power and Light Company Savings Plan for Collective Bargaining Employees has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on September 26, 1995.

                                         THE DAYTON POWER AND LIGHT COMPANY
                                             SAVINGS PLAN FOR COLLECTIVE
                                                 BARGAINING EMPLOYEES

                                            /s/ Thomas M. Jenkins
                                         By -------------------------------
                                            Thomas M. Jenkins
                                            Member, Operating Committee

EXHIBIT INDEX

           The following exhibits have been filed with the Securities and Exchange Commission and are incorporated herein by reference:

                                              Incorporation by Reference

4(a)     Copy of Amended                      Exhibit 3 to Report on Form
         Articles of Incorporation            10-K for year ended
         of DPL Inc. dated                    December 31, 1991
         January 4, 1991,                     (File No. 1-9052)
         and amendment dated
         December 3, 1991.............

4(b)     Copy of Amendment dated              Exhibit 3(b) to Report on
         April 20, 1993 to DPL                Form 10-K for the year
         Inc.'s Amended Articles              ended December 31, 1993
         of Incorporation.............        (File No. 1-9052)

4(c)     Copy of Code of                      Exhibit D to 1986 Proxy
         Regulations of DPL Inc.              Statement dated March 7, 1986
         dated January 6, 1986........        (File No. 1-2385)


4(d)     Copy of Composite                    Exhibit 4(a) to Report on
         Indenture dated as of                Form 10-K for year ended
         October 1, 1935,                     December 31, 1985 (File
         between DP&L and Irving              No. 1-2385)
         Trust Company, Trustee
         with all amendments through
         the Twenty-Ninth Supplemental
         Indenture....................

4(e)     Copy of the Thirtieth                Exhibit 4(h) to The Dayton
         Supplemental Indenture               Power and Light Company's
         dated as of March 1, 1982,           Registration Statement on
         between DP&L and Irving              Form S-3 (File
         Trust Company, Trustee.......        No. 33-53906)


4(f)     Copy of the Thirty-First             Exhibit 4(h) to The Dayton
         Supplemental Indenture               Power and Light Company's
         dated as of November 1, 1982,        Registration Statement on
         between DP&L and Irving              Form S-3 (File No. 33-56162)
         Trust Company, Trustee.......

4(g)     Copy of the Thirty-Second            Exhibit 4(i) to The Dayton
         Supplemental Indenture               Power and Light Company's
         dated as of November 1, 1982,        Registration Statement on
         between DP&L and Irving              Form S-3 (File No. 33-56162)
         Trust Company, Trustee.......

                                              Incorporation by Reference

4(h)     Copy of the Thirty-Third             Exhibit 4(e) to Report on
         Supplemental Indenture               Form 10-K for year ended
         dated as of December 1, 1985,        December 31, 1985 (File
         between DP&L and Irving Trust        No. 1-2385)
         Company, Trustee.............

4(i)     Copy of the Thirty-Fourth            Exhibit 4 to Report on Form
         Supplemental Indenture               10-Q for quarter ended
         dated as of April 1, 1986,           June 30, 1986 (File No. 1-2385)
         between DP&L and Irving Trust
         Company, Trustee.............

4(j)     Copy of the Thirty-Fifth             Exhibit 4(h) to Report on
         Supplemental Indenture               Form 10-K for year ended
         dated as of December 1, 1986,        December 31, 1986 (File
         between DP&L and Irving Trust        No. 1-9052)
         Company, Trustee.............

4(k)     Copy of the Thirty-Sixth             Exhibit 4(i) to The Dayton
         Supplemental Indenture               Power and Light Company's
         dated as of August 15, 1992,         Registration Statement on
         between DP&L and The Bank of         Form S-3 (File No. 33-53906)
         New York, Trustee............

4(l)     Copy of the Thirty-Seventh           Exhibit 4(j) to The Dayton
         Supplemental Indenture dated         Power and Light Company's
         as of November 15, 1992,             Registration Statement on
         between the Company and The          Form S-3 (File No. 33-56162)
         Bank of New York, Trustee....

4(m)     Copy of the Thirty-Eighth            Exhibit 4(k) to The Dayton
         Supplemental Indenture dated         Power and Light Company's
         as of November 15, 1992,             Registration Statement on
         between the Company and The          Form S-3 (File No. 33-56162)
         Bank of New York, Trustee....

4(n)     Copy of the Thirty-Ninth             Exhibit 4(k) to The Dayton
         Supplemental Indenture dated         Power and Light Company's
         as of January 15, 1993,              Registration Statement on
         between the Company and The          Form S-3 (File No. 33-57928)
         Bank of New York, Trustee....

                                              Incorporation by Reference

4(o)     Copy of the Fortieth                 Exhibit 4(m) to Report on
         Supplemental Indenture               Form 10-K for the year
         dated as of February 15, 1993,       ended December 31, 1992
         between the Company and The          (File No. 1-2385)
         Bank of New York, Trustee....

4(p)     Copy of the Indenture                Exhibit 4 to Report on Form
         dated as of August 1, 1986,          10-Q for quarter ended
         between DP&L and Morgan              September 30, 1986 (File
         Guaranty Trust Company of            No. 1-2385)
         New York, Trustee............

4(q)     Copy of the Credit Agreement         Exhibit 4(k) to DPL Inc.'s
         dated as of November 2, 1989,        Registration Statement on
         between DPL Inc., The Bank of        Form S-3 (File No. 33-32348)
         New York, as agent, and the
         Banks named therein..........

4(r)     Copy of Rights Agreement             Exhibit 4 to Report on Form
         dated as of December 3, 1991,        8-K dated December 3, 1991
         between DPL Inc. and The First       (File No. 1-9052)
         National Bank of Boston, as
         rights agent.................

4(s)     Copy of Certificate of               Exhibit to Amendment No. 1
         Adjustment dated                     to DPL Inc.'s Registration
         August 20, 1992,                     Statement on Form 8-A dated
         pursuant to Rights                   December 3, 1991 (File
         Agreement....................        No. 1-9052)

4(t)     Copy of The Dayton Power             Exhibit 4(a) to DPL Inc.'s
         and Light Company Savings            Registration Statement on
         Plan for Collective Bargaining       Form S-8 filed October 30, 1992
         Employees, effective                 (File No. 33-53964)
         December 1, 1986, with
         First Amendment effective
         January 1, 1988, Second Amendment
         effective December 15, 1989,
         Third Amendment effective
         January 1, 1992 and form of
         Fourth Amendment effective
         November 1, 1992...............

                                             Incorporation by Reference

4(u)     Copy of The Dayton Power            Exhibit 4(b) to DPL Inc.'s
         and Light Company Savings           Registration Statement on
         Trust for Collective                Form S-8 filed October 30, 1992
         Bargaining Employees,               (File No. 33-53964)
         effective December 1, 1986,
         with First Amendment effective
         January 1, 1992 and form of
         Second Amendment effective
         November 1, 1992...............

5(a)     Pursuant to Item 8(a) of
         Form S-8, an opinion as to
         the legality of the DPL Inc.
         Common Shares offered under
         The Dayton Power and Light
         Company Savings Plan for
         Collective Bargaining Employees
         (the "Plan") is not required
         as such securities are not
         original issuance securities.

5(b)     Copy of the Internal Revenue         Exhibit 5(b) to DPL Inc.'s
         Service determination letter         Registration Statement on
         that the Plan is qualified           Form S-8 filed October 30, 1992
         under Section 401 of the             (File No. 33-53964)
         Internal Revenue Code.........


The following exhibits are filed herewith:
                                              Page

23      Consent of Price                       8
        Waterhouse

24      Power of Attorney set
        forth on signature page
        of registration
        statement.

                                                  Exhibit 23






We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 1995, which appears on page 27 of the 1994 Annual Report to Shareholders of DPL Inc., which is incorporated by reference in DPL Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page II-2 of such Annual Report on Form 10-K. We also consent to the incorporation by reference in the Registration Statement of our report dated June 12, 1995 appearing on page 2 of the Annual Report of the Dayton Power and Light Employee Savings Plan for Collective Bargaining Employees on
Form 11-K for the year ended December 31, 1994.




/s/ Price Waterhouse LLP

Price Waterhouse LLP
Dayton, Ohio
September 29, 1995